UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2018

Hines Global REIT, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-53964	26-3999995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2800 Post Oak Blvd, Suite 5000, Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(888) 220-6121

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 7.01 Regulation FD Disclosure

Shareholder Letter

On December 19, 2018, Hines Global REIT, Inc. (the “Company”) distributed a communication to its stockholders and certain broker-dealers and is simultaneously making this information available through this filing. A copy of such communication is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended.

Item 8.01 Other Items

December 2018 Liquidating Distributions

As previously disclosed in filings made by the Company with the SEC, with the approval of its stockholders in July 2018, the Company adopted a plan of liquidation and dissolution (the “Plan”), pursuant to which it expects to make aggregate liquidating distributions in the range of $8.83 to $9.83 per share (as estimated by the Company’s board of directors (the “Board”) in April 2018). Accordingly, any distributions paid by the Company after July 2018 will be liquidating distributions pursuant to the Plan. The Board has authorized the Company to declare a liquidating distribution on the Company's common stock, in an amount per share equal to $0.0541667, to the Company’s stockholders of record at the close of business on December 31, 2018. These liquidating distributions will be paid in cash on January 2, 2019. In addition, all liquidating distributions will be designated by the Company as a return of a portion of the stockholders’ invested capital and, as such, will reduce the stockholders’ remaining investment in the Company. The designation of the distribution as a return of invested capital will not impact the tax treatment of the distributions to the Company’s stockholders. Although the Company has provided an estimated range of aggregate liquidating distributions, the Company cannot determine at this time when, or potentially whether, it will be able to make additional liquidating distributions to its stockholders or the amount of any such distributions, other than as described below.

February 2019 Liquidating Distribution and NAV

Since July, the Company has sold or entered into contracts to sell 21 properties representing 7.7 million square feet for an aggregate sale price of $2.0 billion. Once all of these pending property sales are completed, the Company expects to make a liquidating distribution to its shareholders. Assuming these property sales are completed in the time frame the Company expects, shareholders can expect to receive another liquidating distribution on or around February 15, 2019, subject to authorization by the Board. At that time, the Company also expects the Board to declare a new per share net asset value (“NAV”), following the completion of the annual third-party valuations.

Changes Related to the Plan of Liquidation

The Board believes it is in the best interest of the Company’s shareholders to implement the following changes to ensure a strong financial position as the Company prepares for its ultimate liquidation and dissolution. These changes are in line with common practice within the industry when executing a plan of liquidation and are consistent with the actions anticipated under the Plan:

End of Monthly Distributions: The Company has provided reliable monthly distributions to shareholders of record since 2009. Due to the fact that the Company has already sold a significant number of assets and the Company’s expectation that it will sell the remaining assets in the time frame anticipated under the Plan, the Company has determined to stop paying monthly distributions after December 2018. Any future distributable income earned from the remaining properties in the Company’s real estate portfolio will simply be included i the future liquidating distributions the shareholders receive.

Suspend Share Redemption Program (“SRP”): The Board has determined to suspend the SRP, effective on February 2, 2019, except for the redemption requests related to the death or disability of the shareholder.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description
99.1	Shareholder Letter

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the timing and payment of distributions, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These forward-looking statements include, among others, statements about the expected benefits of the Plan, the amount and timing of distributions to be made in connection with the Plan, the expected timing and completion of the Plan, and the future business, performance and opportunities of the Company. Forward-looking statements generally can be identified by the use of words or phrases such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “will,” or similar words or phrases intended to identify information that is not historical in nature. These risks and uncertainties include, without limitation, unanticipated difficulties or expenditures relating to the Plan; potential liability for uninsured losses and environmental contamination; risks associated with the Company’s potential failure to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended; possible adverse changes in laws; and risks associated with the Company’s dependence on key personnel of Hines Interests Limited Partnership or its affiliates whose continued service is not guaranteed. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Any forward-looking statement speaks only as of the date of this letter. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information or developments, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global REIT, Inc.

December 20, 2018	By:	/s/ J. Shea Morgenroth
Name: J. Shea Morgenroth
Title: Chief Accounting Officer and Treasurer